SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC


                                   Form 8-K/A

                                  Amendment No. 1

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 22, 1999


                               Fingermatrix, Inc.
             (Exact name of Registrant as Specified in its Charter)

          New York                  0-9940                    13-2854686
(State or other jurisdiction      (Commission                (IRS Employer
  of incorporation)                File No.)              Identification No.)


             249 North Saw Mill River Road, Elmsford, New York 10523
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (914) 592-5930


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Item 5.  Other Events

         The Registrant previously reported that on October 22, 1999 the Registrant had entered into a term sheet with Joseph Randazza and Leslie Roth (the "Term Sheet"), the provisions of which were described in the Registrant's Form 8-K dated September 22, 1999. This amended Form 8-K reports that the Registrant and Mssrs. Randazza and Roth have entered into an agreement which cancels, nullifies and voids the Term Sheet by virtue of which the rights and obligations of the parties thereunder were terminated except that Mssrs. Randazza and Roth are entitled to retain all previously reimbursed expenses incurred by them thereunder and to be indemnified by the Registrant, Secured Portal Systems, Inc., its subsidiary, and Lewis S. Schiller, Chairman and Chief Executive Officer of the Registrant, with respect to any future actions that may be brought against either of them by Georal International, Inc. or GIL Systems, Inc..

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1 Agreement to cancel the Term Sheet dated October 22, 1999 between the Registrant, Joseph Randazza, Leslie Roth and Lewis S. Schiller.

                  99.2 Term Sheet dated October 22, 1999 between the Registrant,
                       Joseph Randazza, Leslie Roth and Lewis S. Schiller.(1)


(1) Incorporated by reference to the original 8-K dated September 22, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FINGERMATRIX, INC.


Date: June 7, 2000             By: /S/ Lewis S. Schiller
      ------------                ----------------------
                                  Lewis S. Schiller
                                  Chief Executive Officer


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Exhibit 99.1

         This agreement is to memorialize our desire to cancel, nullify and void the existence of the Term Sheet dated October 22, 1999 between Fingermatrix, Inc., its subsidiary, Authorized Payments, Inc., Lewis Schiller and Joseph Randazza and Leslie Roth. We agreed that none of the signatories (Fingermatrix, Inc., Lewis S. Schiller, Joseph Randazza, Leslie Roth and Lewis Schiller) are obligated to perform any of the duties, terms and conditions previously agreed to under the Term Sheet. As of today, none of the signatories have any obligations or liabilities to any other signatory. For all intents and purposes the conduct and relationship amongst the signatories shall revert back as if the Term Sheet never existed, except that to the extent any expenses were incurred by Joseph Randazza or Leslie Roth and previously reimbursed by Fingermatrix, Inc. (directly or indirectly) to Joseph Randazza or Leslie Roth, then Joseph Randazza and Leslie Roth may retain such reimbursements. Each party is free to pursue any business or other interests free from interference of the other or claims.

Dated: March 23, 2000

Fingermatrix, Inc.

By:/S/_________________
Lewis S. Schiller, Chairman of the Board
and Chief Executive Officer


/S/___________________
Joseph Randazza


/S/___________________
Leslie Roth


/S/___________________
Lewis Schiller


In consideration of this agreement, I hold Joseph Randazza & Leslie Roth harmless, with full indemnification from any actions brought by Georal International, Inc. or GIL security Systems, Inc.

Fingermatrix, Inc.

/S/___________________
Lewis S. Schiller, CEO

Secured Portal

/S/___________________
Lewis S. Schiller, Chairman

Personal

/S/___________________
Lewis S. Schiller


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